Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies this annual report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2006 of Affinion Group, Inc. (the “Issuer”).

In connection with the Form 10-K, each of the undersigned, Nathaniel J. Lipman, Chief Executive Officer of the Issuer, and Thomas A. Williams, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, that to the best of their knowledge:

(i)	the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer as of the dates and for the periods indicated in the Form 10-K.

/s/ Nathaniel J. Lipman	/s/ Thomas A. Williams
Nathaniel J. Lipman	Thomas A. Williams
Chief Executive Officer	Chief Financial Officer
March 22, 2007	March 22, 2007